NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Global Equity Fund
Nationwide Growth Fund
Nationwide Herndon Mid Cap Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated December 10, 2015
to the Prospectus dated March 1, 2015 (as revised May 1, 2015)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Global Equity Fund

Effective immediately, the Prospectus is amended as follows:

1.
All references to “UBS Global Asset Management (Americas) Inc.” are hereby replaced with “UBS Asset Management (Americas) Inc. (formerly UBS Global Asset Management (Americas) Inc.).” All references to the defined term “UBS Global AM” are hereby replaced with “UBS AM.”

2.	a.	The following statement is deleted from the first paragraph of the section entitled “Principal Investment Strategies” on page 6 of the Prospectus:

In addition, these derivatives may be used for investment (non-hedging) purposes to earn income, to enhance returns, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual currencies.

b.	The following paragraphs are added to the end of the section entitled “Principal Investment Strategies” on page 6 of the Prospectus:

The subadviser employs both a positive and negative screening process with regard to securities selection for the Fund.  The negative screening process excludes securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, genetically modified organisms (GMOs), water bottles, gambling and pornography from the Fund’s portfolio.  The positive screening process identifies securities of companies that appear to be fundamentally attractive and to have superior valuation characteristics. In addition, the positive screening process also includes material, fundamental sustainability factors that the subadviser believes confirm the fundamental investment case and can enhance the subadviser’s ability to make good investment decisions. These sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that along with more traditional financial analytics identify companies that the subadviser believes will provide sustained, long-term value.

The Fund may engage in active and frequent trading of portfolio securities.

3.	The following is added to the section entitled “Principal Risks” that begins on page 6 of the Prospectus:

Sustainability factor risk – the sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics.  The sustainability factors may cause the Fund’s industry allocation to deviate from that of funds without these considerations.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in additional tax consequences for Fund shareholders.

4.	The information under the section entitled “Portfolio Managers” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Bruno Bertocci	Head of Sustainable Equities and Managing Director	Since 2015
Joseph Elegante, CFA	Executive Director	Since 2015

5.	a.	The following statement is deleted from the first paragraph of the section entitled "Principal Investment Strategies" on page 24 of the Prospectus:

In addition, these derivatives may be used for investment (non-hedging) purposes to earn income, to enhance returns, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual currencies.

b.	The following paragraphs are added to the end of the section entitled “How the Funds Invest: Principal Investment Strategies” on page 24 of the Prospectus:

The subadviser employs both a positive and negative screening process with regard to securities selection for the Fund. The negative screening process excludes securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, genetically modified organisms (GMOs), water bottles, gambling and pornography from the Fund’s portfolio, which the subadviser believes reduces the global universe by about 7% by market capitalization.  The positive screening process identifies securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process also includes material fundamental sustainability factors that the subadviser believes confirm the fundamental investment case and can enhance the subadviser’s ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that along with more traditional financial analytics identify companies that the subadviser believes will provide sustained, long-term value.

The Fund may engage in active and frequent trading of portfolio securities.

6.	The following replaces the second paragraph of the section entitled “How the Funds Invest: Principal Risks” on page 24 of the Prospectus:

In addition, the Fund is subject to COUNTRY RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET AND SELECTION RISKS, PORTFOLIO TURNOVER RISK, PREFERRED STOCK RISK, SMALLER COMPANY RISK and SUSTAINABILITY FACTOR RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 31.

7.	The following information is added to the section entitled “Risks of Investing in the Funds” beginning on page 31 of the Prospectus:

Sustainability factor risk – (Nationwide Global Equity Fund) the sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics.  The sustainability factors may cause the Fund’s industry allocation to deviate from that of funds without these considerations.

8.
The information that appears on page 37 of the Prospectus in the section “Portfolio Management” under the subheading “Nationwide Global Equity Fund” is deleted in its entirety and replaced with the following:

Bruno Bertocci and Joseph Elegante, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Bertocci and Mr. Elegante have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund’s portfolio.  Mr. Bertocci and Mr. Elegante work closely with the analysts to decide how to structure the Fund.

Mr. Bertocci is Head of the Sustainable Equities team and a Managing Director at UBS Asset Management (“UBS AM”).  Mr. Bertocci has over 33 years of industry experience, and has been with UBS AM for 15 years.  Mr. Bertocci has been responsible for constructing and managing global equity portfolios worldwide.

Mr. Elegante, CFA, is a member of the Sustainable Equities team, which is responsible for constructing and managing equity strategies for sustainable investors. Mr. Elegante is the lead Portfolio Manager for the Global Sustainable Innovator Portfolio and is based in Chicago.  Mr. Elegante has over 20 years of portfolio management experience which includes managing both institutional and private client portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE